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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                        ______________________________


                                   FORM 8-K

                        ______________________________


                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): DECEMBER 4, 2001
                                                        ----------------


                            Paradigm Genetics, Inc.
                            -----------------------
            (Exact name of registrant as specified in its charter)



           Delaware                0-30365           56-2047837
        ---------------         ------------         -----------
        (State or other         (Commission         (IRS Employer
        jurisdiction of         File Number)      Identification No.)
         incorporation)


  108 Alexander Drive, Research Triangle Park, North Carolina       27709
  -----------------------------------------------------------       -----
            (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code: (919) 425-3000
                                                          --------------
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ITEM 5.   OTHER EVENTS.
------    ------------

 On December 4, 2001, the Registrant publicly disseminated a press release. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
------    ---------------------------------

(c)       Exhibit.

  99.1    The Registrant's Press Release dated December 4, 2001.

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                                 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Paradigm Genetics, Inc.
                                    -----------------------
                                    (Registrant)



Date: December 4, 2001              /s/ Ian A.W. Howes
                                    ------------------
                                       Ian A. W. Howes
                                       Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                Sequential
Number        Description                              Page Number
-------       -----------                              -----------

99.1          The Registrant's Press Release               5
              dated December 4, 2001










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